UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2004

Mississippi Chemical Corporation

(Exact name of Registrant as specified in its charter)

Mississippi	001-12217	64-0292638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3622 Highway 49 East, Yazoo City, Mississippi	39194
(Address of principal executive offices)	(Zip Code)

(662) 746-4131
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))

[  ]  Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

      (17 CFR 240.13e-4(c))

 Item 1.03  Bankruptcy or Receivership.

                 On December 8, 2004, the registrant issued the Press Release attached hereto as Exhibit 99.1 announcing the confirmation on such date of its Second Amended Joint Plan of Reorganization, dated October 22, 2004, (the Plan"), by the U.S. Bankruptcy Court for the Southern District of Mississippi (the "Bankruptcy Court").  The Plan was previously filed as Exhibit 2.3 to the registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.  A detailed summary of the material features of the Plan and a copy of the confirmation order of the Bankruptcy Court are attached hereto as Exhibits 99.2 and 99.3, respectively.  On December 8, 2004, the registrant had 24,250,109 shares issued and outstanding, which shares will all be cancelled pursuant to the Plan.

Item 9.01        Financial Statements and Exhibits.

(c)    Exhibits.

99.1          Press Release dated December 8, 2004.

99.2          Summary of Second Amended Joint Plan of Reorganization, dated October       22, 2004.

99.3         Confirmation Order, dated December 8, 2004, of the U.S. Bankruptcy       Court for the Southern District of Mississippi.

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION

Date: December 14, 2004	By: /s/ Timothy A. Dawson
Timothy A. Dawson
Senior Vice President and Chief Financial Officer